================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------


          Date of Report (Date of Earliest Event Reported): May 1, 1997


                                SEACOR SMIT INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-12289                                         13-3542736
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


11200 WESTHEIMER, SUITE 850, HOUSTON, TEXAS                         77042
---------------------------------------------                    ------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (713) 782-5990
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                              SEACOR HOLDINGS, INC.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================



                                Page 1 of 4 pages

Item 5.        Other Events

               SEACOR Holdings, Inc., a Delaware corporation, has changed its name to SEACOR SMIT Inc. The name change was effected by filing a Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant. Shares of the Registrant will continue to trade on the New York Stock Exchange under the name "SEACOR SMIT Inc." and with the ticker symbol "CKH". The effective date for trading purposes under the Registrant's new name is May 2, 1997.

               Reference is hereby made to the Press Release, dated May 2, 1997, issued by the Registrant, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

(c)     Exhibits.

               99.1 Press Release, dated May 2, 1997, issued by SEACOR Holdings, Inc.






                                Page 2 of 4 pages

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEACOR SMIT Inc.
                                        (Registrant)

DATE:          May 2, 1997              By:    /s/ Randall Blank
                                               -------------------------------
                                        Name:  Randall Blank
                                        Title: Executive Vice President and
                                               Chief Financial Officer






                                Page 3 of 4 pages

                                  EXHIBIT INDEX


Exhibit No.                          Description                      Page No.
-----------                          -----------                      --------

99.1                    Press Release, dated May 2, 1997,
                        issued by SEACOR Holdings, Inc.







                                Page 4 of 4 pages